                                                                   EXHIBIT 10.31

WARRANT NO.: 2004 - [___]

                                     WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED.

                                 FIRST AMENDMENT
                                       TO
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           STELLAR TECHNOLOGIES, INC.


         THIS FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK OF STELLAR TECHNOLOGIES, INC. (this "Amendment"), is made as of [___________], 2005, for the purpose of amending Warrant No.: 2004 - [___] (the "Warrant") of Stellar Technologies, Inc. (the "Company"), dated [________], 2004, issued to [_______________] to purchase [___________] shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant.


                                    RECITALS

         WHEREAS, the Company hereto desires to amend the Warrant to reduce the Exercise Price of the Warrant; and

         WHEREAS, Section 10 of the Warrant permits the Company to supplement or amend the warrant without the approval of the holder of the Warrant, provided that the Company deems the amendment necessary or advisable and provided that the amendment does not materially adversely affect the interest of the Holder.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Warrant is hereby amended as follows:

         1. The introductory paragraph of the Warrant is hereby amended to provide that "Exercise Price" shall mean $1.00 per share of Common Stock (which reflects the one-for-four reverse stock split of the Company's Common Stock that became effective on March 11, 2004).

         2. Except as expressly provided herein, the Warrant shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its officer hereunto duly authorized, as of the date first written above.


                           STELLAR TECHNOLOGIES, INC.




                           By:____________________________________
                              Name:
                              Title: